UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2022

Frontdoor, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38617	82-3871179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Peabody Place, Memphis, Tennessee	38103
(Address of principal executive offices)	(Zip Code)

(901) 701-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	FTDR	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 11, 2022, the Company held its 2022 Annual Meeting for Stockholders. The holders of 94.76% shares of the Company’s common stock (or 77,826,656 of the 82,131,799 shares outstanding and entitled to vote) were represented in person or by proxy constituting a quorum. At the meeting, the Company’s stockholders (1) elected the nine persons listed below to serve as directors for a term of one year expiring at the Company’s 2023 annual meeting of stockholders and until their successors have been duly elected and qualified, or until their earlier death, resignation, retirement, disqualification or removal from office; (2) ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2022; and (3) approved, on an advisory basis, the Company’s named executive officer compensation. Each of these proposals is described in greater detail in the 2022 Proxy Statement. Set forth below are the voting results for these proposals.

(1)

Election of nine directors for a term of one year expiring at the Company’s 2023 annual meeting of stockholders and until their successors have been duly elected and qualified, or until their earlier death, resignation, retirement, disqualification or removal from office:

	Votes For		Votes Against
Nominee Name	Number	% of Votes Cast	Number	% of Votes Cast	Abstentions	Broker Non-Votes
William C. Cobb	70,308,480	95.26%	3,501,484	4.74%	1,334,104	2,682,588
D. Steve Boland	68,948,959	93.42%	4,858,626	6.58%	1,336,483	2,682,588
Anna C. Catalano	70,626,213	94.02%	4,488,838	5.98%	29,017	2,682,588
Peter L. Cella	70,856,038	94.33%	4,256,567	5.67%	31,463	2,682,588
Christopher L. Clipper	70,494,854	95.51%	3,312,731	4.49%	1,336,483	2,682,588
Richard P. Fox	70,860,514	96.01%	2,947,071	3.99%	1,336,483	2,682,588
Brian P. McAndrews	69,803,473	94.58%	4,003,490	5.42%	1,336,805	2,682,588
Liane J. Pelletier	69,072,594	93.58%	4,737,337	6.42%	1,334,137	2,682,588
Rexford J. Tibbens	70,327,705	95.28%	3,482,181	4.72%	1,334,182	2,682,588

(2)	Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2022:

Votes For		Votes Against
Number	% Shares Present and Entitled to Vote	Number	% Shares Present and Entitled to Vote	Abstentions	Broker Non-Votes
76,481,197	98.27%	12,149	0.02%	1,333,310	0

(3)	Advisory vote to approve the Company’s named executive officer compensation:

Votes For		Votes Against
Number	% Shares Present and Entitled to Vote	Number	% Shares Present and Entitled to Vote	Abstentions	Broker Non-Votes
65,391,766	87.02%	8,415,718	11.20%	1,336,584	2,682,588

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 17, 2022	FRONTDOOR, INC.

	By:	/s/ Jeffrey A. Fiarman
		Name:	Jeffrey A. Fiarman
		Title:	Senior Vice President, General Counsel and Secretary